Exhibit 10.8

EXECUTION COPY

WAIVER AND AMENDMENT AGREEMENT dated as of December 27, 2013 (this “Agreement”), relating to the CREDIT AGREEMENT dated as of December 20, 2011 (the “Credit Agreement”), among TRIPADVISOR, INC., a Delaware corporation (“Parent”), TRIPADVISOR HOLDINGS, LLC, a Massachusetts limited liability company, TRIPADVISOR LLC, a Delaware limited liability company, and the other BORROWERS from time to time party thereto, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and J.P. MORGAN EUROPE LIMITED, as London Agent.

WHEREAS, the Credit Agreement requires Parent to take all actions required to cause the Guarantee Requirement to be and remain satisfied, and the obligation of each Lender to make a Loan on the occasion of any Borrowing, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject, among other conditions, to Parent representing and warranting that the Guarantee Requirement has been and is satisfied;

WHEREAS, Parent has requested that the Lenders (a) waive the requirement that TripAdvisor Securities Corporation, a Massachusetts corporation applying to become a Massachusetts security corporation (“TSC”), become a Subsidiary Loan Party and provide certain agreements relating thereto in order to avail itself of certain tax benefits extended to Massachusetts security corporations under applicable law and (b) amend the definition of “Permitted Holders” to reflect the change of name of Liberty Media Corporation to Liberty Interactive Corporation; and

WHEREAS, the Lenders whose signatures appear below, comprising the Required Lenders, are willing to agree to the waiver and other matters requested by Parent on terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Certain Agreements by the Lenders. (a) Each Lender party hereto agrees that, notwithstanding anything to the contrary in the Credit Agreement, during the TSC Waiver Period (as defined below), TSC shall be deemed not to be a Designated Subsidiary, and shall not be required to become a Subsidiary Loan Party, in each case for so long as TSC shall be prohibited or restricted (including any restriction requiring consent or approval of any Governmental Authority), as a matter of applicable Massachusetts law, from becoming a Subsidiary Loan Party or otherwise satisfying the Guarantee Requirement without losing its status as a Massachusetts security corporation

(it being understood and agreed that if all such prohibitions and restrictions shall cease to be in effect, the foregoing waiver shall, without any further action by the parties hereto or otherwise, cease to continue to be in effect and TSC, if otherwise constituting a Designated Subsidiary, shall be required to satisfy the Guarantee Requirement in accordance with the terms of the Credit Agreement). The period from the Agreement Effective Date (as defined below) to the earlier of (i) the 20th Business Day following the first date, if any, on which applicable Massachusetts law permits a Massachusetts security corporation to become a Subsidiary Loan Party or otherwise satisfy the Guarantee Requirement without losing its status as a Massachusetts security corporation and (ii) the date on which Parent and the Borrowing Subsidiaries shall cease to be required, under the terms of the Credit Agreement, to comply with their covenants set forth in Article VI of the Credit Agreement is referred to herein as the “TSC Waiver Period”.

(b) The definition of “Permitted Holders” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “Liberty Media Corporation” with “Liberty Interactive Corporation”.

SECTION 3. Certain Agreements by Parent. Parent hereby agrees that, notwithstanding anything to the contrary in the Credit Agreement, during the TSC Waiver Period (a) Parent shall not permit TSC (i) to own any assets other than de minimis assets relating to its organization and existence and cash, Permitted Investments, securities and similar financial assets, provided that the fair value of such cash, Permitted Investments, securities and similar financial assets shall not exceed $300,000,000 in the aggregate at any time (provided that in determining fair value of such assets, (x) any appreciation in the value of any Permitted Investments and (y) any dividends, distributions or other payments received by TSC with respect to such Permitted Investments, in each case since the last day of the fiscal quarter of Parent most recently ended and with no carryover from any fiscal quarter of Parent prior to such most recently ended fiscal quarter, shall be disregarded), (ii) to create, incur, assume or permit to exist any Indebtedness (including any Guarantee of any Indebtedness) or (iii) engage in any business or activities other than ownership of the Permitted Investments and other assets referred to in clause (i) above and activities incidental thereto and (b) Parent shall cause each Subsidiary that directly or indirectly owns any Equity Interests in TSC to become a Subsidiary Loan Party and otherwise satisfy the Guarantee Requirement (it being agreed that each such Subsidiary shall be deemed to be a Designated Subsidiary for all purposes of the Credit Agreement), to the extent such Subsidiary is not already a Subsidiary Loan Party and has not already satisfied the Guarantee Requirement. The agreements of Parent set forth in this Section 3 will, for purposes of Article VII of the Credit Agreement, be deemed to be set forth in Article VI of the Credit Agreement.

SECTION 4. Representations and Warranties. Parent hereby represents and warrants to the Lenders and the Administrative Agent that

(a) this Agreement has been duly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) as of the Agreement Effective Date, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, with the same effect as if made on and as of the Agreement Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was so true and correct on and as of such prior date; and

(c) as of the Agreement Effective Date, no Default or Event of Default will have occurred and be continuing.

SECTION 5. Effectiveness. This Agreement shall become effective as of the first date (the “Agreement Effective Date”) on which the following conditions are met:

(a) the Administrative Agent shall have executed this Agreement and shall have received executed counterparts of this Agreement that, when taken together, bear the signatures of Parent and the Required Lenders; and

(b) the Administrative Agent shall have received reimbursement of the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, required to be reimbursed by Parent under the Credit Agreement.

SECTION 6. Credit Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Agents, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Parent to a consent to, or a waiver of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as waived hereby in similar or different circumstances. This Agreement is a Loan Document for all purposes of the Credit Agreement.

SECTION 7. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

TRIPADVISOR, INC.,

by:	/s/ Linda C. Frazier
Name: Linda C. Frazier
Title: Vice President and Assistant Secretary

[SIGNATURE PAGE TO TRIPADVISOR, INC. WAIVER AND AMENDMENT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

[SIGNATURE PAGE TO TRIPADVISOR, INC. WAIVER AND AMENDMENT AGREEMENT]

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: BANK OF AMERICA, N.A.,

by	/s/ Prayes Majmudar
Name: Prayes Majmudar
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO TRIPADVISOR, INC. WAIVER AND AMENDMENT AGREEMENT]

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: BARCLAYS BANK,

by	/s/ John Davey
Name: John Davey
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: BANK OF THE WEST

by	/s/ Benjamin C. Martinez
Name: Benjamin C. Martinez
Title: Vice President

[SIGNATURE PAGE TO TRIPADVISOR, INC. WAIVER AND AMENDMENT AGREEMENT]

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: BNP PARIBAS

by	/s/ Gregg Bonardi
Name: Gregg Bonardi
Title: Managing Director

For any Lender requiring a second signature line:

by	/s/ Nanette Baudon
Name: Nanette Baudon
Title: Director

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: FIRST HAWAIIAN BANK,

by	/s/ Dawn Hofmann
Name: Dawn Hofmann
Title: Senior Vice President

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: GOLDMAN SACHS BANK USA,

by	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: RBS CITIZENS, N.A.

by	/s/ James P. Minton
Name: James P. Minton
Title: Vice President

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: ROYAL BANK OF CANADA,

by	/s/ Sheldon Pinto
Name: Sheldon Pinto
Title: Authorized Signatory

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: SUMITOMO MITSUI BANKING CORPORATION,

By	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: SANTANDER BANK,

by	/s/ Daniel O’Connor
Name: Daniel O’Connor
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

TRIPADVISOR, INC.

WAIVER AND AMENDMENT AGREEMENT

Lender: Union Bank N.A.,

by	/s/ Christine Davis
Name: Christine Davis
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO TRIPADVISOR, INC. WAIVER AND AMENDMENT AGREEMENT]